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                                                                 Exhibit 99.1


PROXY                         KUHLMAN CORPORATION                          PROXY

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 1, 1999
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert S. Jepson, Jr., Curtis G. Anderson, Vernon J. Nagel and Richard A. Walker, or any of them, proxies with full power of substitution to vote, as designated on the reverse side hereof, all shares of common stock of Kuhlman Corporation which the undersigned is entitled to vote, at the special meeting of Kuhlman stockholders to be held at the offices of Rudnick & Wolfe, 203 North LaSalle Street, Suite 1800, Chicago, Illinois on March 1, 1999, at 9:30 a.m., local time, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

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                              KUHLMAN CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

1.  Proposal to approve the Agreement and Plan of Merger
    dated as of December 17, 1998 by and among Kuhlman      For Against  Abstain
    Corporation, Borg-Warner  Automotive, Inc., and       / /   / /      / /
    BWA Merger Corp., a wholly owned subsidiary of Borg-Warner Automotive, Inc. and the merger of BWA Merger Corp. with and into Kuhlman Corporation contemplated thereby.


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


                                             Dated:_______________________, 1999
                                             Signature:________________________
                                             Signature:_________________________

                                             Please sign exactly as name appears
                                             hereon. When shares are held by
                                             joint tenants, both should sign.
                                             When signing as attorney, as
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such. If a corporation, please sign
                                             in full corporate name by President
                                             or other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

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